UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2017

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road

Cranbury, New Jersey 08512

(Address of principal executive offices) (Zip Code)

(609) 495-2495

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 5, 2017, Innophos Holdings, Inc. (the “Company”) issued a press release that included preliminary financial results expectations for the Company’s fiscal quarter completed on March 31, 2017. The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

Item 7.01	Regulation FD Disclosure.

On April 5, 2017, the Company issued a press release that summarized the Company’s five-year growth plan and included financial guidance for 2017. The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

As previously announced, the Company is giving a presentation to investors and analysts on Wednesday, April 5, 2017. The live audio webcast is accessible in the “Investors” section of the Company’s website. The written presentation materials are available on the Company’s website and are also filed with this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release

99.2	Investor and Analyst Presentation

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

April 5, 2017	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release

99.2	Investor and Analyst Presentation